UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): October 3, 2005



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     0-11688                95-3889638
            --------                     -------                ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

       Lakepointe Centre I,
    300 E. Mallard, Suite 300
          Boise, Idaho                                             83706
(Address of principal executive                                    -----
            offices)                                             (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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
ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

On October 3, 2005, the Company issued a press release entitled "AMERICAN ECOLOGY ANNOUNCES $0.15 PER SHARE ANNUAL DIVIDEND". The press release, dated October 3, 2005, is attached as Exhibit 99 and incorporated by reference herein.

Exhibit 99 Press Release, dated October 3, 2005, entitled "AMERICAN ECOLOGY ANNOUNCES $0.15 PER SHARE QUARTERLY DIVIDEND"


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AMERICAN ECOLOGY CORPORATION
                                                 (Registrant)




Date: October 5, 2005                    By: /S/ Michael J. Gilberg
                                            -----------------------
                                                   Michael J. Gilberg
                                                   Vice President and Controller


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
                                    EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99 Press Release dated October 3, 2005 titled "AMERICAN ECOLOGY ANNOUNCES $0.15 PER SHARE QUARTERLY DIVIDEND"


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